UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2019

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Akorn, Inc.

(Exact name of registrant as specified in its charter)

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Louisiana	001-32360	72-0717400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1925 W. Field Court, Suite 300

Lake Forest, Illinois 60045

(Address of Principal Executive Offices) (Zip Code)

(847) 279-6100

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	AKRX	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

     On November 05, 2019, Akorn, Inc. (the "Company") announced that management will present at the Credit Suisse 28th Annual Healthcare Conference on Wednesday, November 13, 2019 at 10:55 a.m. Mountain Time, in Scottsdale, Arizona. A copy of the press release is furnished as Exhibit 99.1 to this report.

     A live webcast of the presentation can be accessed in the investor relations portion of Akorn's website at http://investors.akorn.com/events-and-presentations. A replay of the webcast will be available at the same location for 90 days following the event.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is filed as part of this report:

Exhibit No.	Description of Exhibit

99.1	Press release dated November 05, 2019, entitled "Akorn Present at the Credit Suisse Healthcare Conference"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

Date: November 5, 2019	By:	/s/ Duane A. Portwood
Duane A. Portwood
Chief Financial Officer